UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

Hot Topic, Inc.
(Exact name of registrant as specified in charter)

California	0-28784	77-0198182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18305 E. San Jose Avenue
City of Industry, California		91748
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 839-4681

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2012, the shareholders of Hot Topic, Inc., or Hot Topic, voted to approve Hot Topic’s 2012 Equity Incentive Plan, or 2012 EIP. A more detailed description of the 2012 EIP is set forth in the Company’s Registration Statement filed on Form S-8 on June 5, 2012 and is incorporated by reference as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Hot Topic held on June 5, 2012, the nine nominees for director listed below were elected to hold office until the Company’s 2013 Annual Meeting of Shareholders and the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending February 2, 2013 was ratified.  Further, the shareholders approved our 2012 Equity Incentive Plan, and approved (on a non-binding and advisory basis) the compensation of our named executive officers.  Set forth below are the voting results for these proposals:

		Against/		Broker
	For	Withhold	Abstain	Non-Votes
(i) Election of Directors

(a) Steven Becker	32,074,634	3,087,804	0	4,052,150

(b) Evelyn D'An	34,992,983	169,455	0	4,052,150

(c) Matthew Drapkin	35,126,674	35,764	0	4,052,150

(d) Terri Funk Graham	34,967,226	195,212	0	4,052,150

(e) Lisa Harper	34,734,936	427,502	0	4,052,150

(f) W. Scott Hedrick	30,448,264	4,714,174	0	4,052,150

(g) John Kyees	35,123,897	38,541	0	4,052,150

(h) Andrew Schuon	30,362,684	4,799,754	0	4,052,150

(i) Thomas Vellios	32,318,622	2,843,816	0	4,052,150

(ii) Ratification of Ernst & Young LLP as the Company's Independent Auditors for the fiscal year ending February 2, 2013	38,574,891	551,065	88,632	0

(iii) Approval of the Company’s 2012 Equity Incentive Plan	30,062,517	5,089,270	10,651	4,052,150

(iv) Approval of the Compensation of the Company’s Named Executive Officers	28,761,898	6,219,265	181,275	4,052,150

Item 9.01    Financial Statements and Exhibits.

 (d)       Exhibits:

Exhibit No.	Description

99.1	Hot Topic, Inc. 2012 Equity Incentive Plan (Filed as Exhibit 99.1 to Registrant’s Registration Statement on Form S-8 filed on June 5, 2012, and incorporated herein by reference.)
99.2	Press Release of Hot Topic, Inc. dated June 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOT TOPIC, INC.

	By:	/s/ JAMES MCGINTY
James McGinty
Chief Financial Officer

Date: June 7, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Hot Topic, Inc. 2012 Equity Incentive Plan (Filed as Exhibit 99.1 to Registrant’s Registration Statement on Form S-8 filed on June 5, 2012, and incorporated herein by reference.)
99.2	Press Release of Hot Topic, Inc. dated June 6, 2012.